Exhibit 10.25

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 13th day of May, 2005, by and among SCANSOURCE, INC., a South Carolina corporation, NETPOINT INTERNATIONAL, INC., a Florida corporation, SCANSOURCE EUROPE SPRL, SCANSOURCE EUROPE LIMITED, SCANSOURCE UK LIMITED, 4100 QUEST, LLC and PARTNER SERVICES, INC., BRANCH BANKING AND TRUST COMPANY OF SOUTH CAROLINA, as Administrative Agent and a Bank, WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent and an Other Currency Lender, and FIFTH THIRD BANK, FIRST TENNESSEE BANK NATIONAL ASSOCIATION and HIBERNIA NATIONAL BANK (collectively referred to herein as the “Banks”).

R E C I T A L S:

The Borrowers, the Guarantors, the Administrative Agent and the Banks have entered into a certain Amended and Restated Credit Agreement dated as of July 16, 2004 (referred to herein as the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrowers and Guarantors have requested that: (1) BB&T become an Other Currency Lender; (2) ScanSource Europe SPRL be removed as a Non-U.S Borrower and released from its obligations under the Credit Agreement and the Loan Documents; and (3) the Commitments of the respective Banks be reallocated.

The Borrowers and Guarantors have requested the Administrative Agent and the Banks to amend the Credit Agreement to modify certain additional provisions of the Credit Agreement as more fully set forth herein. The Banks, the Administrative Agent, the Guarantors and the Borrowers desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Administrative Agent and the Banks, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.01. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is amended to amend and restate the following definitions:

“Other Currency Lender Participation Share” of any amount means, at any time, with respect to a Non-RAC Other Currency Lender the product of such amount times a fraction the numerator of which is the amount of such Other Currency Lender’s Facility Commitment at such time and the denominator of which is the aggregate amount of the Facility Commitments of such Other Currency Lender and BB&T at such time; provided that if the Facility Commitments are no longer in effect, the Other Currency Lender Participation Share shall be calculated at the moment immediately prior to such Facility Commitments not being in effect.

“Non-U.S. Borrowers” means collectively: (a) ScanSource Europe Limited; (b) ScanSource UK Limited; (c) each Consolidated Subsidiary that: (i) is approved in writing by the Administrative Agent and the Other Currency Sub-Agent; and (ii) executes and delivers a New Borrower Joinder Agreement, as a Non-U.S. Borrower pursuant to Section 2.20(a); and (d) their respective successors and permitted assigns. “Non-U.S. Borrower” means any one of such Non-U.S. Borrowers. Notwithstanding anything contained herein to the contrary, the Loan Parties covenant and agree that except as the Administrative Agent and the Other Currency Sub-Agent may otherwise agree in writing, each Non-U.S. Borrower shall at all times be a company incorporated under the laws of the United Kingdom and domiciled in the United Kingdom.

“Other Currency Overdraft Facility Letter” means the other currency overdraft facility letter dated on or about the date hereof and entered into by the Company and the Non-U.S. Borrowers and Wachovia pursuant to which Wachovia agrees to make available to the Company and the Non-U.S. Borrowers up to a Dollar Equivalent Amount of $500,000 (subject to such amount being altered from time to time pursuant to the terms thereof) provided that such amount shall from time to time be reduced to the extent that there is not at least a Dollar Equivalent Amount of available undrawn Other Currency Commitment to make Other Currency Advances under this Agreement.

“Other Revolving Advance Lenders” means each Revolving Advance Lender that does not have an Other Currency Commitment.

“Unused Commitment” means, except as otherwise agreed among the Banks, at any date: (1) with respect to any Other Revolving Advance Lender, an amount equal to its Facility Commitment less the sum of: (i) the aggregate outstanding principal amount of its Revolving Advances (excluding Swing Line Advances); (ii) such Revolving Advance Lender’s Pro Rata Facility Share of the aggregate outstanding principal amount of all U.S. Dollar Letter of Credit Advances; (iii) such Revolving Advance Lender’s Pro Rata Facility Share of the U.S. Dollar Undrawn Amounts; and (iv) the aggregate principal amount of the participations in Revolving Advances held by such Revolving Advance Lender pursuant to Section 2.02(e) hereof; (2) with respect to any Non-RAC Other Currency Lender an amount equal to its Facility Commitment less the sum of: (i) the aggregate outstanding principal amount of the Dollar Equivalent of all of its Other Currency Advances; (ii) the aggregate outstanding principal amount of the Dollar Equivalent of such Non-RAC Other Currency Lender’s Pro Rata Facility Share of all Other Currency Letter of Credit Advances; (iii) the aggregate outstanding principal amount of the Dollar Equivalent of such Non-RAC Other Currency Lender’s Pro Rata Facility Share of all Other Currency Undrawn Amounts; and (iv) the aggregate principal amount of the participations in Revolving Advances held by such Non-RAC Other Currency Lender pursuant to Section 2.02(e) hereof; and (3) with respect to each Bank, other than an Other Revolving Advance Lender or a Non-RAC Other Currency Lender, the positive amount, if any, equal to its Facility Commitment less the sum of: (i) the aggregate outstanding principal amount of its Advances (excluding Swing Line Advances) less in the case of BB&T the aggregate principal amount of the participations in Revolving Advances sold to other Banks pursuant to Section 2.02(e) hereof; (ii) such Bank’s Pro Rata Facility Share of the aggregate outstanding principal amount of all Letter of Credit Advances; and (iii) such Bank’s Pro Rata Facility Share of the Undrawn Amounts.

SECTION 2.02. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is amended to add the following new definition:

“Pro Rata Other Currency Share” of any amount means, with respect to any Other Currency Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Other Currency Lender’s Other Currency Commitment at such time and the denominator of which is the aggregate amount of the Other Currency Commitments of all of the Other Currency Lenders at such time; provided that if the Other Currency Commitments are no longer in effect, the Pro Rata Other Currency Share shall be calculated at the moment immediately prior to such Facility Commitments not being in effect.

“Other Currency Sub-Agent” means Wachovia, in its capacity as such under Section 2.16(b)(6) hereof.

SECTION 2.03. Amendments to Section 2.02. Section 2.02(e) of the Credit Agreement is amended and restated to read in its entirety as follows:

(e) Participations in Revolving Advances Made by BB&T. (1) Subject to clause (2) below, at any time and from time to time, upon written demand by BB&T, with a copy to the Administrative Agent, each Other Currency Lender that does not have a Revolving Advance Commitment (referred to herein as a “Non-RAC Other Currency Lender”) shall purchase from BB&T and BB&T shall sell to each Non-RAC Other Currency Lender, a participation interest in each Revolving Advance and each U.S. Dollar Letter of Credit Advance (after giving effect to the sale by BB&T of participations in such U.S. Dollar Letter of Credit Advance pursuant to Section 2.03(c)) equal to the Other Currency Lender Participation Share of each Revolving Advance and U.S. Dollar Letter of Credit Advance as of the date of such purchase.

(2) If any participation required to be purchased by such Non-RAC Other Currency Lender pursuant to clause (1) above would result in the sum of (A) the Other Currency Advances made by such Non-RAC Other Currency Lender plus (B) such Non-RAC Other Currency Lender’s Pro Rata Other Currency Share of the Other Currency Letters of Credit Advances and the Other Currency Undrawn Amounts to exceed the Other Currency Commitment of such Non-RAC Other Currency Lender (the amount of any such excess being hereinafter referred to as the “Participation Excess”), then (x) such Non-RAC Other Currency Lender shall not be required to purchase such participations to the extent of the Participation Excess and (y) each Other Revolving Advance Lender shall purchase from BB&T and BB&T shall sell to each Other Revolving Advance Lender, a participation interest in each Revolving Advance and each U.S. Dollar Letter of Credit Advance (after giving effect to the sale by BB&T of participations in such U.S. Dollar Letter of Credit Advance pursuant to Section 2.03(c)) equal to such Other Revolving Advance Lender’s Participation Share of the Participation Excess.

(3) In the event that a Non-RAC Other Currency Lender has purchased any participation pursuant to this Section 2.02(e) and thereafter any Borrower makes a request for a Other Currency Advance or for the issuance of an Other Currency Letter of Credit at a time when the making of such Other Currency Advance or the issuance of such Other Currency Letter of Credit would result in the creation of a Participation Excess, then upon written demand by such Non-RAC Other Currency Lender, with a copy to BB&T and the Administrative Agent, each Other Revolving Advance Lender shall purchase from such Non-RAC Other Currency Lender and such Non-RAC Other Currency Lender shall sell to each Other Revolving Advance Lender participations held by such Non-RAC Other Currency Lender in the Revolving Advances and the U.S. Dollar Letter of Credit Advance equal to such Non-RAC Other Revolving Advance Lender’s Participation Share of the Participation Excess; provided that: (1) the Administrative Agent may allocate among the Revolving Advance Lenders such participations in the Participation Excess as the Administrative Agent determines; and (2) BB&T shall have the option, but not an obligation, to purchase such portion of the Participation Excess as BB&T may elect.

(4) Any Bank required to purchase a participation pursuant to this Section 2.02(e), shall make available to the Administrative Agent for the account of BB&T or such Non-RAC Other Currency Lender, as the case may be, in Federal or other funds immediately available an amount equal to the Participation Share of the outstanding principal amount of such Revolving Advances and U.S. Dollar Letter of Credit Advances. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to BB&T or such Non-RAC Other Currency Lender, as appropriate. The Borrowers hereby agree to each such sale and purchase of participation interests in Revolving Advances and U.S. Dollar Letter of Credit Advances outstanding from time to time. Each Bank agrees to purchase its participation interest in each outstanding Revolving Advance and U.S. Dollar Letter of Credit Advance on (i) the Domestic Business Day on which demand therefor is made by BB&T or such Non-RAC Other Currency Lender, as applicable, provided notice of such demand is given not later than 1:00 P.M. (Greenville, South Carolina time) on such Domestic Business Day or (ii) the first Domestic Business Day next succeeding the date of such demand if notice of such demand is given after

1:00 P.M. (Greenville, South Carolina time) on any Domestic Business Day. BB&T and such Non-RAC Other Currency Lender makes no representation or warranty and assumes no responsibility with respect to any sale and purchase of a participation interest by it in any Revolving Advance or U.S. Dollar Letter of Credit Advance. If and to the extent that any Bank required to purchase a participation pursuant to this Section 2.02(e) shall not have so made the amount available to the Administrative Agent in connection with its purchase of a participation interest in any Revolving Advance or U.S. Dollar Letter of Credit Advance, such Bank agrees to pay to BB&T or such Non-RAC Other Currency Lender, as the case may be, forthwith on demand such amount together with interest thereon, for each day from the date of demand by BB&T or such Non-RAC Other Currency Lender, until the date such amount is paid to BB&T or such Non-RAC Other Currency Lender, as the case may be, at the Federal Funds Rate for their own account.

(5) The obligation of the Other Revolving Advance Lenders and the Non-RAC Other Currency Lenders to purchase a participation interest in each Revolving Advance and U.S. Dollar Letter of Credit Advance pursuant to this Section 2.02(e) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set off, counterclaim, recoupment, defense or other right which any Bank or any other Person may have against BB&T or the Non-RAC Other Currency Lender requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the termination of any Commitment (including, without limitation, any Facility Commitment, Revolving Advance Commitment or Other Currency Commitment) (whether by a Borrower pursuant to Section 2.08 or by the Administrative Agent pursuant to Section 6.01 or otherwise); (iii) any adverse change in the condition (financial or otherwise) of any Borrower, any Guarantor or any other Person; (iv) the failure to satisfy any condition set forth in Section 3.01, 3.02, 3.03 or 3.04; (v) any breach of this Agreement or any other Loan Document by any Borrower, any Guarantor or any other Bank; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(6) The failure of any Bank to purchase a participation interest required of it in any U.S. Dollar Letter of Credit Advance shall not relieve any other Bank of its obligation under Section 2.03(c) to purchase its participation interest in any U.S. Dollar Letter of Credit Advance on such date, but no Bank shall be responsible for the failure of any other Bank to so purchase a participation interest on such date.

(7) The Administrative Agent will promptly distribute to each Other Revolving Advance Lender and Other Currency Lender its ratable share of any payment of principal of or interest on any Revolving Advance and U.S. Dollar Letter of Credit Advance received by the Administrative Agent; provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, the Other Revolving Advance Lender and Other Currency Lender will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it.

SECTION 2.04. Amendments to Sections 2.16, 2.17, 2.18 and 2.19. Sections 2.16, 2.17, 2.18 and 2.19 of the Credit Agreement are amended and restated to read in their entirety as follows:

SECTION 2.16. Other Currency Advances.

(a) Commitments to Make Other Currency Advances. (1) Each Other Currency Lender severally agrees, on the terms and conditions set forth herein, to make Other Currency Advances (together with Other Currency Overdraft Advances pursuant to the terms of the Other Currency Overdraft Facility Letter, if any, to which an Other Currency Lender may be a party) to the Borrowers from time to time before the Termination Date; provided that immediately after each such Other Currency Advance is made: (1) for each Other Currency Lender (excluding BB&T) the sum of (a) the Dollar Equivalent of the aggregate outstanding principal amount of all Other Currency Advances made by such Other Currency Lender; (b) the Dollar Equivalent of such Other Currency Lender’s Pro Rata Other Currency Share of the aggregate outstanding principal amount of the Other Currency Letter of Credit Advances and Other Currency Undrawn Amounts; and (c) (i) in the case of each Other Currency Lender (excluding BB&T) that has a Revolving Advance Commitment, the sum of (A) the aggregate outstanding principal amount of all Revolving Advances made by such Other Currency Lender; (B) such Other Currency Lender’s Pro Rata Facility Share of the aggregate outstanding principal amount of all Swing Line Advances, U.S. Dollar Letter of Credit Advances and U.S. Dollar Undrawn Amounts, or (ii) in the case of each Non-RAC Other Currency Lender, the aggregate principal amount of the participations in Revolving Advances and U.S. Dollar Letter of Credit Advances held by such Bank pursuant to Section 2.02(e) (after giving effect to the purchase and sale of participations in the Revolving Advances and U.S. Dollar Letter of Credit Advances required by Section 2.02(e)(3)), shall not exceed the amount of such Other Currency Lender’s Facility Commitment; (2) the aggregate principal amount of all Other Currency Advances, together with the aggregate principal amount of all Letter of Credit Advances, Revolving Advances, Swing Line Advances and Undrawn Amounts, shall not exceed the aggregate amount of the Facility Commitments of all of the Banks at such time; (3) the aggregate outstanding principal amount of all Other Currency Advances by BB&T together with BB&T’s Pro Rata Other Currency Share of the aggregate outstanding principal amount of all Other Currency Letter of Credit Advances, and Other Currency Undrawn Amounts shall not exceed the amount of BB&T’s Other Currency Commitment; and (4) immediately after such Other Currency Advance is made, the aggregate principal Dollar Equivalent amount of all outstanding Other Currency Advances, Other Currency Undrawn Amounts and Other Currency Letter of Credit Advances shall not exceed the Other Currency Commitments of all of the Other Currency Lenders at such time. Each Other Currency Advance under this Section other than Other Currency Overdraft Advances shall be in a minimum principal Dollar Equivalent amount of $500,000 (except that any such Other Currency Advance may be in the aggregate amount of the Other Currency Commitment less the Dollar Equivalent amount of any outstanding Other Currency Advances, Other Currency Undrawn Amounts and Other Currency Letter of Credit Advances) and shall be made from the several

Revolving Advance Lenders ratably in proportion to their respective Other Currency Commitments. Within the foregoing limits, the Borrowers may borrow under this Section, repay or, to the extent permitted by Section 2.10, prepay Other Currency Advances and reborrow under this Section at any time before the Termination Date.

(2) Subject to the terms and conditions set forth herein, the Borrowers shall have the right, at any time and from time to time from the Restatement Effective Date until the Termination Date, to increase the total Other Currency Commitments (together with a corresponding increase in the Facility Commitment and Revolving Advance Commitment) in an amount of at least $2,500,000 (or any larger multiple of $1,000,000) but not to exceed $30,000,000 (for a total maximum Other Currency Commitment (and Facility Commitment), assuming no reductions, of $130,000,000) in the aggregate. The following terms and conditions shall apply to any such increase: (i) any such increase shall be obtained from existing Other Currency Lenders or from other banks or other financial institutions, in each case in accordance with the terms set forth herein, (ii) the Other Currency Commitment of any Other Currency Lender may not be increased without the prior written consent of such Other Currency Lender and BB&T, (iii) any increase in the aggregate Other Currency Commitments shall be in a minimum principal amount of $2,500,000 (or any larger multiple of $1,000,000), (iv) the Loan Parties, the Banks (including without limitation, the Other Currency Lenders) and the Administrative Agent shall execute an amendment to this Agreement in form and content satisfactory to the Administrative Agent to reflect the revised Other Currency Commitment and to incorporate the terms of any amendment, supplement or modification requested by the Administrative Agent pursuant to Section 2.16(b)(5), (the Banks do hereby agree to execute such amendment unless the amendment purports to increase the Facility Commitment, Revolving Advance Commitment or Other Currency Commitment of a Bank without such Bank’s consent), (v) the Borrowers shall execute such Notes as are necessary to reflect the increase in the Facility Commitments and Other Currency Commitment, (vi) if any Advances are outstanding at the time of any such increase, the Borrower shall make such payments and adjustments on the Advances (including payment of any break-funding amount owing under Section 8.05) as necessary to give effect to the revised commitment percentages and outstandings of the Banks, (vii) the conditions set forth in Section 3.02 shall be true and correct; (viii) any existing Other Currency Lender or other bank or other financial institution which agrees to provide such increase in the Other Currency Commitment shall also agree to provide an increased Revolving Advance Commitment in an amount equal to the increase in the Other Currency Commitment; (ix) the Loan Parties shall satisfy all terms and conditions of Section 2.01(b); and (x) the U.S. Borrowers shall have not reduced the Facility Commitments at any time. The amount of any increase in the Other Currency Commitments hereunder may be offered by the Borrowers first to banks and financial institutions that are not a party to this Agreement as an Other Currency Lender (a “New Other Currency Financial Institution”) so long as such New Other Currency Financial Institution is approved by the Administrative Agent and the Other Currency Sub-Agent (such approval not to be unreasonably withheld) and the Other Currency Commitment of any such New Other Currency Financial Institution (and the additional commitments requested by the Non-U.S. Borrowers and allocated to the Other Currency Lenders then a party to this Agreement) shall be acceptable to the Non-U.S. Borrowers, the Other Currency Sub-Agent and the Administrative Agent. Any such new Other Currency Financial Institution shall enter into such joinder agreements to give effect thereto as the Administrative Agent, the Other Currency Sub-Agent and the Borrowers may reasonably request.

(b) Method of Borrowing Other Currency Advances (other than Other Currency Overdraft Advances). (1) The Borrowers shall give the Administrative Agent (with a copy to BB&T’s International Services Division at the address provided by BB&T to the Borrowers from time to time) and the Other Currency Sub-Agent notice in the form attached hereto as Exhibit D (a “Notice of Other Currency Borrowing”) prior to 11:00 A.M. (London time) at least one Euro-Dollar Business Day before each Other Currency Borrowing denominated in Euros, Sterling or Canadian Dollars and at least four Euro-Dollar Business Days before each Other Currency Borrowing, in an Other Currency other than Euros, Sterling or Canadian Dollars, specifying:

(i) the date of such Other Currency Borrowing (which shall be a Euro-Dollar Business Day); and

(ii) the aggregate amount of such Other Currency Borrowing;.

(iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

(2) Upon receipt of a Notice of Other Currency Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of each Other Currency Lender’s ratable share of such Other Currency Borrowing and such Notice of Other Currency Borrowing shall not thereafter be revocable by the Borrowers.

(3) Not later than 1:00 P.M. (London time) on the date of each Other Currency Borrowing, each Other Currency Lender shall make available its ratable share of such Other Currency Borrowing, in the funds immediately available in London, to the Other Currency Sub-Agent at the following address: Wachovia Bank, National Association, London Branch, 3 Bishopsgate London EC2N3AB, or at such other address specified by the Other Currency Sub-Agent pursuant to Section 9.01. Unless the Other Currency Sub-Agent or Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Other Currency Sub-Agent will make the funds so received from the Other Currency Lenders available to the Borrowers at the Other Currency Sub-Agent’s address in London not later than 2:00 p.m. (London time) on the date of each Other Currency Borrowing. Unless the Other Currency Sub-Agent and Administrative Agent receives notice from an Other Currency Lender, at the address of the Other Currency Sub-Agent and Administrative Agent, as the case may be, referred to in Section 9.01, no later than 4:00 P.M. (local time at such address) on the Euro-Dollar Business Day before the date of an Other Currency Borrowing stating that such Other Currency Lender will not make a Euro-Dollar Advance in connection with such Other Currency Borrowing, the Other Currency Sub-Agent shall be entitled to assume that such Other Currency Lender will make an Other Currency Advance in connection with such Other Currency Borrowing and, in reliance on such assumption, the Other Currency Sub-Agent may (but shall not be obligated to) make available such Other Currency Lender’s ratable share of such Other Currency Borrowing to the Borrowers for the account of such Other Currency Lender. If the Other Currency Sub-Agent makes such Other Currency Lender’s ratable share available to the Borrowers and such Other Currency Lender does not in fact make its ratable share of such Other Currency Borrowing available on such date, the Other Currency Sub-Agent shall be entitled to recover such Other Currency Lender’s ratable share from such Other Currency Lender or the Borrowers (and for such purpose shall be entitled to charge such amount to any account of any Borrower maintained with the Other Currency Sub-Agent), together with interest thereon for each day during the period from the date of such Dollar Borrowing until such sum shall be paid in full at a rate per annum equal to the rate set forth in Section 2.06 for each such day during such period, provided that any such payment by the Borrowers of such Other Currency Lender’s ratable share and interest thereon shall be without prejudice to any rights that the Borrowers may have against such Other Currency Lender. If such Other Currency Lender shall repay to the Other Currency Sub-Agent such corresponding amount, such amount so repaid shall constitute such Other Currency Lender’s Other Currency Advance included in such Other Currency Borrowing for purposes of this Agreement.

(4) Notwithstanding anything to the contrary contained in this Agreement, no Other Currency Advance shall be requested (and no Other Currency Lender shall have any obligation to make an Other Currency Advance) if there shall have occurred a Default which Default shall not have been cured or waived.

(5) In the event that a New Other Currency Financial Institution becomes an Other Currency Lender hereunder, as a condition precedent to the assignment of any Other Currency Commitment or the addition of a New Other Currency Financial Institution, the method of borrowing, funding, repayment and administration of the Other Currency Advances shall be, to the extent reasonably required by the Administrative Agent and Other Currency Sub-Agent, supplemented with and/or superceded by such other methods of borrowing, funding, repayment and administration of the Other Currency Advances as shall be mutually agreeable to the Borrowers, the Administrative Agent, the Other Currency Sub-Agent and the Other Currency Lenders.

(6) The Administrative Agent and each Bank hereby appoint and authorize Wachovia to act as the Other Currency Sub-Agent under this Agreement with such powers as are specifically delegated to the Other Currency Sub-Agent by the terms hereof, together with such other powers as are reasonably incidental thereto. The Other Currency Sub-Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and shall not by reason of this Agreement be a trustee for the Administrative Agent or any Bank; (b) shall not be responsible to the Administrative Agent or the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Loan Party to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Other Currency Sub-Agent, and (d) shall not be responsible for any action taken or omitted to be taken hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Other Currency Sub-Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Section 2.16(b)(5) are solely for the benefit of the Other Currency Sub-Agent, the Administrative Agent and the Banks, and no Loan Party shall have any rights as a third-party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Other Currency Sub-Agent shall act solely as agent of the Administrative Agent and the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Loan Parties. The duties of the Other Currency Sub-Agent shall be ministerial and administrative in nature, and the Other Currency Sub-Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank. The Other Currency Sub-Agent shall be entitled to each of the protections, indemnifications and immunities granted to the Administrative Agent under Section 7.01 through 7.10 inclusive as fully as if it were expressly referred to therein.

(c) Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent and the Other Currency Sub-Agent on or before 10:00 a.m. on a Euro-Dollar Business Day, the Borrowers may from time to time irrevocably elect, on not less than one Euro-Dollar Business Day’s notice (and not more than five Euro-Dollar Business Days’ notice) in the case of a continuation of an Other Currency Borrowing denominated in Euros, Sterling or Canadian Dollars and on not less than four Euro-Dollar Business Days’ notice (and not more than five Euro-Dollar Business Days’ notice) in the case of a continuation of an

Other Currency Borrowing denominated in an Other Currency other than Euros, Sterling or Canadian Dollars, that all, or any portion in an aggregate minimum amount of the Dollar Equivalent of $500,000 be, continued as Euro-Dollar Loans in the absence of delivery of a Continuation/Conversion Notice with respect to any Euro-Dollar Loan at least one Euro-Dollar Business Day (but not more than five Euro-Dollar Business Days) in the case of a continuation of an Other Currency Borrowing denominated in Euros, Sterling or Canadian Dollars and at least four Euro-Dollar Business Days (but not more than five Euro-Dollar Business Days) in the case of a continuation of an Other Currency Borrowing denominated in an Other Currency other than in Euros, Sterling or Canadian Dollars before the last day of the then current Interest Period with respect thereto, such Euro-Dollar Loan shall, on such last day, automatically be continued with an Interest Period of one month; provided, however, that when any Default has occurred and is continuing, at the option of the Other Currency Lender, no portion of the outstanding principal amount of any Other Currency Advances may be continued with an Interest Period in excess of one month. Other Currency Advances can only be continued or converted in the currency that such Other Currency Advances were made on the date of such Other Currency Advances Borrowing.

(d) Euros And National Currency Units.

Where:

(i) any Advance is requested in the currency of a participating member state it shall, subject to the terms of this Agreement, be made in euros; and

(ii) more than one currency or currency unit are at the same time recognized by the central bank of any country as the lawful currency of that country, then (unless otherwise prohibited by law):

(a) any reference in this Agreement to, and any obligations arising under this Agreement in, the currency of that country shall be translated into, or paid in, the currency or currency unit of the country designated by the Other Currency Lender; and

(b) any translation from one currency or currency unit to another shall be at the official rate of exchange recognized by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Other Currency Lender acting reasonably.

SECTION 2.17. Multi Currency Loans.

(a) Determination of Dollar Equivalents. The Other Currency Sub-Agent will determine the Dollar Equivalent amount with respect to any (a) Euro-Dollar Loan that is an Other Currency Advance as of the requested Borrowing date and as of the earlier of (i) any requested continuation date or (ii) ninety days after the Borrowing date of any outstanding Euro-Dollar Loans that is an Other Currency Advance, (b) outstanding Euro-Dollar Loans that are an Other Currency Advance as of such dates as may be requested by the Required Banks, but in no event more frequently than once a week, (c) upon the request of the Administrative Agent, and (d) any Euro-Dollar Loan that is an Other Currency Advance with respect to calculations made under the definition of EBITDA, as of the date of such calculations (each such date a “Determination Date”).

(b) Notification of Availability. In the event the Other Currency requested or elected by a requesting Borrower to be continued is not available to an Other Currency Lender, then an Other Currency Lender shall, in the case of Other Currency Advances (other than Other Currency Overdraft Advances), notify such Borrower no later than the date of the proposed Other Currency Borrowing and, in the case of Other Currency Overdraft Advances, pursuant to the terms of the Other Currency Overdraft Facility Letter.

(c) Consequences of Non-Availability. If an Other Currency Lender notifies a Borrower pursuant to Section 2.17(b) that the Other Currency requested or elected by a requesting Borrower to be continued is not available, such notification shall subject to the terms of Section 8.04, in the case of any Notice of Other Currency Borrowing, revoke such Notice of Other Currency Borrowing.

SECTION 2.18. Funding. Each Bank may, if it so elects, fulfill its obligation to make, continue or convert Euro-Dollar Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Bank) to make or maintain such Euro-Dollar Loan; provided, however, that such Euro-Dollar Loan shall nonetheless be deemed to have been made and to be held by such Bank, and the obligation of the Borrowers to repay such Euro-Dollar Loan shall nevertheless be to such Bank for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrowers hereby consent and agree that, for purposes of any determination to be made for purposes of Article VIII or Section 2.12, it shall be conclusively assumed that each Bank elected to fund all Euro-Dollar Loans by purchasing Dollar deposits in its Lending Office’s interbank eurodollar market.

SECTION 2.19. Other Currency Letters of Credit.

(a) The Other Currency Issuing Bank may, from time to time upon request of a U.S. Borrower or Non-U.S. Borrower, in its sole discretion issue Other Currency Letters of Credit for the account of such requesting U.S. Borrower or Non-U.S. Borrower, subject to satisfaction of the conditions referenced in Section 3.04.

(b) Each Other Currency Letter of Credit shall be subject to the provisions of this Agreement and to the provisions set forth in the Other Currency Letter of Credit Agreement executed by the requesting U.S. Borrower or Non-U.S. Borrower, as the case may be, in connection with the issuance of such Other Currency Letter of Credit. The Borrowers agree to promptly perform and comply with the terms and conditions of each Other Currency Letter of Credit Agreement.

(c) The payment by the Other Currency Issuing Bank of a draft drawn under any Other Currency Letter of Credit shall constitute for all purposes of this Agreement a Other Currency Letter of Credit Advance in the amount of such draft. Upon written demand by the Other Currency Issuing Bank, with a copy to the Administrative Agent and the Other Currency Sub-Agent, each Other Currency Lender shall purchase from the Other Currency Issuing Bank, and the Other Currency Issuing Bank shall sell to each Other Currency Lender, a participation interest in such Other Currency Letter of Credit Advance equal to such Other Currency Lender’s Pro Rata Other Currency Share of such Other Currency Letter of Credit Advance as of the date of such purchase, by making available to the Other Currency Sub-Agent for the account of the Other Currency Issuing Bank, in Federal or other funds immediately available an amount equal to such Other Currency Lender’s Pro Rata Other Currency Share of the outstanding principal amount of such Other Currency Letter of Credit Advance. Promptly after receipt thereof, the Other Currency Sub-Agent shall transfer such funds to the Other Currency Issuing Bank. The U.S. Borrowers and Non-U.S. Borrowers hereby agree to each such sale and purchase of participation interests in Other Currency Letter of Credit Advances outstanding from time to time. Each Other Currency Lender agrees to purchase its participation interest in an outstanding Other Currency Letter of Credit Advance on (i) the Euro-Dollar Business Day on which demand therefor is made by the Other Currency Issuing Bank, provided notice of such demand is given not later than 1:00 P.M. (London time) on such Euro-Dollar Business Day or (ii) the first Euro-Dollar Business Day next succeeding the date of such demand if notice of such demand is given after 1:00 P.M. (London time) on any Euro-Dollar Business Day. The Other Currency Issuing Bank makes no representation or warranty and assumes no responsibility with respect to any sale and purchase of a participation interest in any Other Currency Letter of Credit Advance. If and to the extent that any Other Currency Lender shall not have so made the amount available to the Other Currency Sub-Agent in connection with its purchase of a participation interest in any Other Currency Letter of Credit Advance, such Other Currency Lender agrees to pay to the Other Currency Sub-Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Other Currency Issuing Bank, until the date such amount is paid to the Other Currency Sub-Agent, at the Federal Funds Rate for the account of the Other Currency Issuing Bank.

(d) The obligation of each Other Currency Lender to purchase a participation interest in any Other Currency Letter of Credit Advance pursuant to Section 2.19(c) shall be unconditional and absolute and shall not be affected by any circumstance, including, without limitation: (i) any setoff, counterclaim, recoupment, defense or other right which the Other Currency Lender or any other Person may have against Wachovia requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the termination of any Commitment (including, without limitation, any Facility Commitment, Revolving Advance Commitment or Other Currency Commitment) (whether by a Borrower pursuant to Section 2.08 or by the Administrative Agent pursuant to Section 6.01 or otherwise); (iii) any adverse change in the condition (financial or otherwise) of any Borrower, any Guarantor or any other Person; (iv) the failure to satisfy any condition set forth in Section

3.01, 3.02, 3.03 or 3.04; (v) any breach of this Agreement or any other Loan Document by any Borrower, any Guarantor or any other Bank; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(e) The Other Currency Issuing Bank shall furnish (A) to the Administrative Agent and each Bank on the tenth Domestic Business Day of each April, July, October and January, a written report summarizing the issuance and expiration dates of Other Currency Letters of Credit issued during the preceding calendar quarter and (B) to the Administrative Agent and each Bank upon request a written report setting forth the aggregate Other Currency Undrawn Amounts.

(f) The failure of any Other Currency Lender to purchase a participation interest in any Other Currency Letter of Credit Advance shall not relieve any other Other Currency Lender of its obligation hereunder to purchase its participation interest in any Other Currency Letter of Credit Advance on such date, but no Other Currency Lender shall be responsible for the failure of any other Other Currency Lender to so purchase a participation interest on such date.

(g) The U.S. Borrowers and Non-U.S. Borrowers shall pay to the Other Currency Sub-Agent for the account of each Other Currency Lender that has purchased a participation interest in a Other Currency Letter of Credit Advance on the earlier of demand and the Termination Date the outstanding principal amount of such Other Currency Letter of Credit Advance (which may be paid with the proceeds of an Other Currency Borrowing deemed requested pursuant to clause (i) below, provided that the Other Currency Advances comprising such Other Currency Borrowing are in fact made). The Other Currency Sub-Agent will promptly distribute to each Other Currency Lender its ratable share of any payment of principal of or interest on any Other Currency Letter of Credit Advance received by the Other Currency Sub-Agent; provided, however, that in the event that such payment received by the Other Currency Sub-Agent is required to be returned, such Other Currency Lender will return to the Other Currency Sub-Agent any portion thereof previously distributed by the Other Currency Sub-Agent to it.

(h) The Other Currency Issuing Bank will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Other Currency Letter of Credit, together with notice of the date such payment shall be made, and the Administrative Agent promptly will notify the Banks of such matters.

(i) In the event that the Other Currency Issuing Bank makes any payment under any Other Currency Letter of Credit, the Non-U.S. Borrowers shall be deemed to have delivered a Notice of Other Currency Borrowing to the Administrative Agent and Other Currency Sub-Agent requesting an Other Currency Borrowing pursuant to Section 2.16 on the date (and time) of such Other Currency Letter of Credit Advance.

SECTION 2.05. Amendment to Section 3.02(d). Section 3.02(d) of the Credit Agreement is amended and restated to read in its entirety as follows:

(d) the fact that, immediately after such Borrowing (i) the aggregate outstanding principal amount of the Revolving Advances of each Other Revolving Advance Lender together with such Bank’s Pro Rata Facility Share of the aggregate outstanding principal amount of all Swing Line Advances, U.S. Dollar Letter of Credit Advances, U.S. Dollar Undrawn Amounts and the aggregate principal amount of the participations in Revolving Advances and U.S. Dollar Letter of Credit Advances held by such Bank pursuant to Section 2.02(e), will not exceed the amount of its Facility Commitment; (ii) the aggregate principal Dollar Equivalent Amount of all outstanding Other Currency Advances, Other Currency Undrawn Amounts and Other Currency Letter of Credit Advances shall not exceed the total Other Currency Commitments; (iii) for each Other Currency Lender (excluding BB&T) the sum of (a) the Dollar Equivalent of the aggregate outstanding principal amount of all Other Currency Advances made by such Other Currency Lender; (b) the Dollar Equivalent of such Other Currency Lender’s Pro Rata Other Currency Share of the aggregate outstanding principal amount of the Other Currency Letter of Credit Advances and Other Currency Undrawn Amounts; and (c) (1) in the case of each Other Currency Lender (excluding BB&T) that has a Revolving Advance Commitment, the sum of (A) the aggregate outstanding principal amount of all Revolving Advances made by such Other Currency Lender; (B) such Other Currency Lender’s Pro Rata Facility Share of the aggregate outstanding principal amount of all Swing Line Advances, U.S. Dollar Letter of Credit Advances and U.S. Dollar Undrawn Amounts, or (2) in the case of each Non-RAC Other Currency Lender, the aggregate principal amount of the participations in Revolving Advances and U.S. Dollar Letter of Credit Advances held by such Bank pursuant to Section 2.02(e) (after giving effect to the purchase and sale of participations in the Revolving Advances and U.S. Dollar Letter of Credit Advances required by Section 2.02(e)(3)), shall not exceed the amount of such Other Currency Lender’s Facility Commitment; (iv) the aggregate outstanding principal amount of the Revolving Advances together with the aggregate outstanding principal amount of all Swing Line Advances, the Dollar Equivalent of Other Currency Advances, the Dollar Equivalent of Other Currency Letter of Credit Advances, the Dollar Equivalent of Other Currency Undrawn Amounts, U.S. Dollar Letter of Credit Advances and U.S. Dollar Undrawn Amounts, will not exceed the aggregate amount of the Facility Commitments of all of the Banks as of such date; (v) the aggregate outstanding principal amount of all Other Currency Advances by BB&T together with BB&T’s Pro Rata Other Currency Share of the aggregate outstanding principal amount of all Other Currency Letter of Credit Advances, and Other Currency Undrawn Amounts shall not exceed the amount of BB&T’s Other Currency Commitment; and (vi) the aggregate outstanding principal amount of all outstanding Revolving Advances, Swing Line Advances, U.S. Dollar Letter of Credit Advances and U.S. Dollar Undrawn Amounts shall not exceed the total Revolving Advance Commitments.

SECTION 2.06. Amendment to Section 3.03(c). Section 3.03(c) of the Credit Agreement is amended and restated to read in its entirety as follows:

(c) the fact that, immediately after the issuance of such U.S. Dollar Letter of Credit: (i) the sum of (A) the entire outstanding principal amount of the Revolving

Advances, (B) the aggregate outstanding principal amount of the U.S. Dollar Letter of Credit Advances, (C) the aggregate outstanding principal amount of Swing Line Advances, (D) the Dollar Equivalent of the aggregate outstanding principal amount of Other Currency Advances, Other Currency Letter of Credit Advances and Other Currency Undrawn Amounts; and (E) the aggregate U.S. Dollar Undrawn Amounts, will not exceed the aggregate amount of the Facility Commitments of all of the Banks at such time; (ii) the sum of (a) the aggregate outstanding principal amount of the Revolving Advances of each Other Revolving Advance Lender together with such Revolving Advance Lender’s Pro Rata Revolving Advance Share of the aggregate outstanding principal amount of all Swing Line Advances, U.S. Dollar Letter of Credit Advances, U.S. Dollar Undrawn Amounts and the aggregate principal amount of the participations in Revolving Advances and U.S. Dollar Letter of Credit Advances held by such Bank pursuant to Section 2.02(e), will not exceed the amount of its Revolving Advance Commitment; and (iii) the aggregate outstanding principal amount of: (A) Revolving Advances by each Other Currency Lender (excluding BB&T) that has a Revolving Advance Commitment together with such Other Currency Lender’s Pro Rata Revolving Advance Share of the aggregate outstanding principal amount of all U.S. Dollar Letter of Credit Advances, Swing Line Advances, and U.S. Dollar Undrawn Amounts; and (B) the sum of (a) the Dollar Equivalent of the aggregate outstanding principal amount of all Other Currency Advances made by such Other Currency Lender; and (b) the Dollar Equivalent of such Other Currency Lender’s Pro Rata Other Currency Share of the aggregate outstanding principal amount of the Other Currency Letter of Credit Advances and Other Currency Undrawn Amounts, shall not exceed the amount of such Other Currency Lender’s Facility Commitment;

SECTION 2.07. Amendment to Section 3.04(c). Section 3.04(c) of the Credit Agreement is amended and restated to read in its entirety as follows:

(c) the fact that, immediately after the issuance of such Other Currency Letter of Credit: (i) the sum of (A) the entire outstanding principal amount of the Revolving Advances, (B) the aggregate outstanding principal amount of the U.S. Dollar Letter of Credit Advances, (C) the aggregate outstanding principal amount of Swing Line Advances, (D) the Dollar Equivalent of the aggregate outstanding principal amount of Other Currency Advances, the Other Currency Letter of Credit Advances and the Other Currency Undrawn Amounts; and (E) the aggregate U.S. Dollar Undrawn Amounts, will not exceed the aggregate amount of the Facility Commitments of all of the Banks at such time; (ii) for each Other Currency Lender (excluding BB&T) the sum of (a) the Dollar Equivalent of the aggregate outstanding principal amount of all Other Currency Advances made by such Other Currency Lender; (b) the Dollar Equivalent of such Other Currency Lender’s Pro Rata Other Currency Share of the aggregate outstanding principal amount of the Other Currency Letter of Credit Advances and Other Currency Undrawn Amounts; and (c) (1) in the case of each Other Currency Lender (excluding BB&T) that has a Revolving Advance Commitment, the sum of (A) the aggregate outstanding principal amount of all Revolving Advances made by such Other Currency Lender; (B) such Other Currency Lender’s Pro Rata Facility Share of the aggregate outstanding principal amount of all Swing Line Advances, U.S. Dollar Letter of Credit Advances and U.S. Dollar Undrawn Amounts; or (2) in the case of each Non-RAC Other Currency Lender, the aggregate principal amount of the participations in Revolving Advances and U.S. Dollar Letter of Credit Advances held by such Bank pursuant to Section 2.02(e) (after giving effect to the purchase and sale of participations in the Revolving Advances and U.S. Dollar Letter of Credit Advances required by Section 2.02(e)(3)) shall not exceed the amount of such Other Currency Lender’s Facility Commitment; and (iii) the aggregate outstanding principal amount of all Other Currency Advances by BB&T together with BB&T’s Pro Rata Other Currency Share of the aggregate outstanding principal amount of all Other Currency Letter of Credit Advances, and Other Currency Undrawn Amounts shall not exceed the amount of BB&T’s Other Currency Commitment.

SECTION 2.08. Amendment to Section 3.04(e). Section 3.04(e) of the Credit Agreement is amended and restated to read in its entirety as follows:

(e) the fact that immediately after the issuance of such Other Currency Letter of Credit the sum of: (i) the Dollar Equivalent of the aggregate outstanding principal amount of the Other Currency Advances, plus (ii) the Dollar Equivalent of the aggregate outstanding principal amount of the Other Currency Letter of Credit Advances, plus (iii) the Dollar Equivalent of the aggregate Other Currency Undrawn Amounts, will not exceed $100,000,000 or such greater amount as may be in effect pursuant to Section 2.16(a)(2) hereof; and

SECTION 2.09. Amendment to Section 2.01(b). Section 2.01(b) of the Credit Agreement is amended and restated to read in its entirety as follows:

(b) Subject to the terms and conditions set forth herein, the Borrowers shall have the right, at any time and from time to time from the Restatement Effective Date until the Termination Date, to increase the total Revolving Advance Commitments (together with a corresponding increase in the Facility Commitment and Other Currency Commitment) in an amount of at least $2,500,000 (or any larger multiple of $1,000,000) but not to exceed $30,000,000 (for a total maximum Revolving Advance Commitment (and Facility Commitment), assuming no reductions, of $130,000,000) in the aggregate. The following terms and conditions shall apply to any such increase: (i) any such increase shall be obtained from existing Revolving Advance Lenders or from other banks or other financial institutions, in each case in accordance with the terms set forth below, (ii) the Revolving Advance Commitment of any Revolving Advance Lender may not be increased without the prior written consent of such Revolving Advance Lender, (iii) any increase in the aggregate Revolving Advance Commitments shall be in a minimum principal amount of $2,500,000, (iv) the Loan Parties and Banks shall execute an acknowledgement in form and content satisfactory to the Administrative Agent to reflect the revised Revolving Advance Commitments and compliance with other terms of this Agreement (including, without limitation, Section 2.16(a)(2)) (the Banks do hereby agree to execute such acknowledgement unless the acknowledgement purports to increase the Commitment of a Bank without such Bank’s consent), (v) the Borrowers shall execute such Notes as are necessary to reflect the increase in the Revolving Advance

Commitments, (vi) if any Revolving Advances are outstanding at the time of any such increase, the Borrowers shall make such payments and adjustments on the Revolving Advances as necessary to give effect to the revised commitment percentages and outstandings of the Revolving Advance Lenders, (vii) the conditions set forth in Section 3.02 shall be true and correct, (viii) any existing Revolving Advance Lender or other bank or other financial institution which agrees to provide such increase in the Revolving Advance Commitment shall also agree to provide an increased Other Currency Commitment in an amount equal to the increase in the Revolving Advance Commitment, and (ix) the Loan Parties shall satisfy all terms and conditions of Section 2.16(a)(2). The amount of any increase in the Revolving Advance Commitments hereunder may be offered by the Borrowers first to banks and financial institutions that are not a party to this Agreement as a Revolving Advance Lender (a “New Revolving Advance Financial Institution”) so long as such New Revolving Advance Financial Institution is approved by the Administrative Agent (such approval not to be unreasonably withheld) and the Revolving Advance Commitment of any such New Revolving Advance Financial Institution (and the amount of the additional commitments requested by the Borrowers which are allocated to the Revolving Advance Lenders then party to this Agreement) shall be acceptable to the Borrowers and the Administrative Agent. Any such New Financial Institution shall enter into such joinder agreements to give effect thereto as the Administrative Agent and the Borrowers may reasonably request.

SECTION 2.10. Amendment to Section 9.07(c). Section 9.07(c) of the Credit Agreement is amended and restated to read in its entirety as follows:

(c) Any Bank, other than a Conduit Lender, may at any time assign to one or more banks or financial institutions (each an “Assignee”) all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance in the form attached hereto as Exhibit J, executed by such Assignee, such transferor Bank and the Administrative Agent (and, in the case of: (i) an Assignee that is not then a Bank or an Affiliate of a Bank; and (ii) an assignment not made during the existence of a Default or an Event of Default, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank’s Facility Commitment, Revolving Advance Commitment, Other Currency Commitment, U.S. Dollar Letter of Credit Commitment and Other Currency Letter of Credit Commitment, (ii) the amount of the Commitment of the assigning Bank being assigned pursuant to such assignment (determined as of the effective date of the assignment) shall be equal to $5,000,000 (or any larger multiple of $1,000,000) (except that any such assignment may be in the full amount of the assigning Bank’s Commitment), (iii) no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or an Affiliate of a Bank without the consent of the Borrower, which consent shall not be unreasonably withheld, provided that the Borrower’s consent shall not be necessary with respect to any assignment made during the existence of a Default or an Event of Default; (iv) a Bank may not have more than two Assignees that are not then Banks at any one time, (v) no interest may be sold by a Bank pursuant to this paragraph

(c) to any Assignee that is not then a Bank or an Affiliate of a Bank, without the consent of the Administrative Agent, which consent shall not be unreasonably withheld, provided, that the Administrative Agent shall be permitted to require that (at the expense of the assigning Other Currency Lender) as a condition to any such assignment which first results in multiple Other Currency Lenders, that an amendment to this Agreement and the other Loan Documents in form and content satisfactory to the Administrative Agent be entered into by all Loan Parties and Banks to address the methods of borrowing, funding, repayment and administration of this Agreement as shall be mutually agreeable to the Loan Parties, Administrative Agent and Banks and no such assignment shall be effective until the conditions set forth in the following sentence are satisfied; (vi) no interest may be sold by a Bank to an Assignee that is not a party to the Intercreditor Agreement; (vii) no interest in a Commitment may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or an Affiliate of a Bank, without the consent of the Issuing Banks, which consent may be withheld by the Issuing Banks in their sole and absolute discretion; and (viii) no Other Revolving Advance Lender may sell an interest in a Revolving Advance Commitment unless such Assignee purchases from BB&T (or enters into a risk participation satisfactory to BB&T in respect of) an equal interest in BB&T’s Other Currency Commitment. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Administrative Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, (D) delivery of an executed amendment to the Intercreditor Agreement adding the Assignee as a party thereto, (E) in connection with an assignment which results in an Other Currency Lender that is not then a Bank, delivery of an amendment to this Agreement and the other Loan Documents in form and content satisfactory to the Administrative Agent addressing such issues in respect of the methods of borrowing, funding, repayment and administration of this Agreement as the Administrative Agent may reasonably require, and (F) payment by the assigning Bank of a processing and recordation fee of $3,500 to the Administrative Agent if the Assignee is not a Bank or Affiliate of a Bank and $1,000 if the Assignee is a Bank or Affiliate of a Bank, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with Commitments as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Administrative Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and such transferor Bank. Notwithstanding the foregoing, any Conduit Lender may assign at any time to its designating Bank hereunder without the consent of the Borrower or the Administrative Agent any or all of the Advances it may have funded hereunder and pursuant to its designation agreement and without regard to the limitations set forth in the first sentence of this subsection 9.07(c).

SECTION 2.11. Miscellaneous. References in the Credit Agreement to “the Other Currency Lender”: (i) in Sections 2.10, 2.12 and 2.13 shall be replaced with the following: “the Other Currency Sub-Agent”; (ii) in Sections 3.02 and 9.05(a)(viii)(II) shall be replaced with the following: “each Other Currency Lender”; (iii) in Sections 6.01, 6.03(b), 6.05, 8.01 and 8.02 shall be replaced with the following: “any Other Currency Lender”; and (iv) in Section 9.21 shall be replaced with the following: “the Other Currency Lenders”.

SECTION 2.12. Amendment to Commitments. The signature page to the Credit Agreement for each of the Banks is hereby amended by deleting the U.S. Dollar Letter of Credit Commitment, the Other Currency Letter of Credit Commitment, and each of the other Commitments of such Bank set forth on such signature page and by substituting therefor the new U.S. Dollar Letter of Credit Commitment, the Other Currency Letter of Credit Commitment, and other Commitments set forth for each such Bank on the signature page to this Amendment with respect to such Bank.

SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Required Banks waive such conditions:

(a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

(b) the fact that the representations and warranties of the Borrowers and Guarantors contained in Section 5 of this Amendment shall be true on and as of the date hereof.

SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrowers and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrowers and Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 5. Representations and Warranties. The Borrowers and Guarantors hereby represent and warrant to each of the Banks as follows:

(a) No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Banks on the date hereof.

(b) The Borrowers and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

(c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrowers and Guarantors and constitutes the legal, valid and binding obligations of the Borrowers and Guarantors enforceable against them in accordance with its terms, provided that such enforceability is subject to general principles of equity.

(d) The execution and delivery of this Amendment and the performance by the Borrowers and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrowers, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrowers, or any Guarantor that is a corporation, the articles of organization or operating agreement of 4100 Quest, LLC or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrowers, and Guarantors are or may become bound.

SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of South Carolina.

SECTION 8. Effective Date. This Amendment shall be effective as of May 13, 2005.

SECTION 9. Release of ScanSource Europe SPRL. The Borrowers, the Guarantors, the Administrative Agent and the Banks acknowledge and agree, as of the Effective Date of this Amendment, ScanSource Europe SPRL shall no longer be considered a Non-U.S. Borrower under the Credit Agreement and is hereby released from any and all indebtedness, liabilities and obligations under the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

SCANSOURCE, INC.

By:	/s/ Richard P. Cleys (SEAL)
Title:	VP & Chief Financial Officer

NETPOINT INTERNATIONAL, INC.

By:	/s/ Michael L. Baur (SEAL)
Title:	Director & CEO

4100 QUEST, LLC

By:	ScanSource, Inc., its sole member

By:	/s/ Richard P. Cleys (SEAL)
Title:	Director & CFO

PARTNER SERVICES, INC.

By:	/s/ Richard P. Cleys (SEAL)
Title:	VP & Director

SCANSOURCE EUROPE LIMITED

By:	/s/ Richard P. Cleys (SEAL)
Title:	Director

SCANSOURCE EUROPE SPRL

By:	/s/ Richard P. Cleys (SEAL)
Title:	Director

SCANSOURCE UK LIMITED

By:	/s/ Richard P. Cleys (SEAL)
Title:	Director

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BRANCH BANKING AND TRUST COMPANY OF SOUTH CAROLINA, as Administrative Agent, U.S. Dollar Issuing Bank, Other Currency Issuing Bank, and as a Bank

By:	/s/ Barry Maness (SEAL)
Title:	SVP

COMMITMENTS

Facility

    Commitment: $50,000,000

Revolving Advance

    Commitment: $50,000,000

U.S. Dollar Letter of Credit

    Commitment: $12,500,000

Other Currency

    Commitment: $72,500,000

Other Currency Letter of

    Credit Commitment: $10,875,000

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WACHOVIA BANK, NATIONAL ASSOCIATION, as an Other Currency Lender, Other Currency Issuing Bank and a Bank

By:	/s/ T. Snider (SEAL)
Title:	VP

COMMITMENTS

Facility

    Commitment: $27,500,000

Revolving Advance

    Commitment: $27,500,000

U.S. Dollar Letter of Credit

    Commitment: $6,875,000

Other Currency

    Commitment: $27,500,000

Other Currency Letter of

    Credit Commitment: $4,125,000

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FIFTH THIRD BANK

By:	/s/ Mike Walton (SEAL)
Title:	Vice President

COMMITMENTS

Facility

    Commitment: $7,500,000

Revolving Advance

    Commitment: $7,500,000

U.S. Dollar Letter of Credit

    Commitment: $1,875,000

Other Currency

    Commitment: $-0-

Other Currency Letter of

    Credit Commitment: $-0-

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Phillip Stevenson (SEAL)
Title:	Sr. Vice President

COMMITMENTS

Facility

    Commitment: $7,500,000

Revolving Advance

    Commitment: $7,500,000

U.S. Dollar Letter of Credit

    Commitment: $1,875,000

Other Currency

    Commitment: $-0-

Other Currency Letter of

    Credit Commitment: $-0-

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HIBERNIA NATIONAL BANK

By:	/s/ Laura Watts (SEAL)
Title:	Sr. Vice President

COMMITMENTS

Facility

    Commitment: $7,500,000

Revolving Advance

    Commitment: $7,500,000

U.S. Dollar Letter of Credit

    Commitment: $1,875,000

Other Currency

    Commitment: $-0-

Other Currency Letter of

    Credit Commitment: $-0-

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